Exhibit 99.7

FBR Securitization Trust 2005-5

Disclaimer

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-5

1.	Must have at least two ratings, at least one by S&P or Moodys Rated by Both

2.	Negative amortization loans as a percentage of the entire pool None

3.	Simultaneous seconds (silent seconds) as a percentage of the entire pool*: 36.85%

4.	Percentage of investment property cash-outs as a percentage of the entire pool: 1.78%

5.	Loans that are Investment Property in Florida & Las Vegas as a percentage of the entire pool: 0.71% (FL), 0.05% (Las Vegas)

6.	Non-zero DTI ratio 41.65%

7.	Basic Fixed Rate Mortgages stratification if not included in the term sheet: See Attachment

8.	Basic Adjustable Rate Mortgage stratification if not included in the term sheet See Attachment

9.	Basic Fixed, ARM, IO, Investment stratification if there any IO loans if not included in the term sheet See Attachment

10.	Basic MI stratification if MI is used No MI

11.	Excel matrices of the following See Matrices Tab

12.	List of states and percentage of each state in that pool for the following, if not included in the term sheet See Term Sheet for Aggregate, See States Tab for IO, ARM, Fixed States

13.	Break out of ARMs in the following format with weighted average Teaser, Margin, Caps, LTV, FICO: See Replines Tab

*	% of Loans with silent seconds

Disclaimer

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

1. Aggregate

Aggregate	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.01 - 65.00	0.00%	0.72%	1.04%	0.78%	0.97%	1.36%	1.02%	0.51%	0.58%	0.45%	0.41%	0.15%	0.44%
65.01 - 70.00	0.03%	0.88%	0.39%	1.04%	0.87%	0.85%	0.56%	0.70%	0.55%	0.22%	0.18%	0.15%	0.13%
70.01 - 75.00	0.00%	1.11%	0.88%	0.96%	0.68%	1.17%	1.53%	0.86%	0.64%	0.45%	0.52%	0.16%	0.18%
75.01 - 78.00	0.00%	0.12%	0.21%	0.23%	0.13%	0.23%	0.25%	0.38%	0.31%	0.30%	0.09%	0.00%	0.09%
78.01 - 80.00	0.00%	1.96%	1.55%	1.71%	1.86%	5.61%	8.93%	9.00%	7.41%	4.99%	3.45%	1.63%	2.70%
80.01 - 85.00	0.00%	0.23%	1.26%	1.06%	0.96%	0.60%	0.41%	0.55%	0.26%	0.28%	0.10%	0.07%	0.11%
85.01 - 90.00	0.00%	0.00%	0.14%	0.39%	0.64%	1.26%	1.00%	0.98%	0.69%	0.65%	0.35%	0.19%	0.13%
90.01 - 95.00	0.00%	0.00%	0.00%	0.70%	0.72%	0.26%	0.24%	0.26%	0.13%	0.05%	0.06%	0.02%	0.05%
95.01 - 100.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.64%	1.72%	1.68%	1.34%	1.06%	0.66%	0.34%	0.55%

Total:	0.03%	5.01%	5.46%	6.86%	6.81%	11.98%	15.65%	14.93%	11.91%	8.44%	5.80%	2.72%	4.39%

2. ARM-Purchase
ARM-Purchase	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.01 - 65.00	0.00%	0.00%	0.06%	0.10%	0.05%	0.53%	0.05%	0.09%	0.09%	0.00%	0.00%	0.08%	0.00%
65.01 - 70.00	0.00%	0.23%	0.03%	0.17%	0.06%	0.00%	0.07%	0.00%	0.00%	0.00%	0.00%	0.00%	0.13%
70.01 - 75.00	0.00%	0.14%	0.04%	0.00%	0.00%	0.07%	0.07%	0.20%	0.00%	0.06%	0.10%	0.00%	0.07%
75.01 - 78.00	0.00%	0.00%	0.00%	0.06%	0.00%	0.14%	0.12%	0.09%	0.21%	0.39%	0.12%	0.00%	0.03%
78.01 - 80.00	0.00%	0.33%	0.44%	0.52%	1.13%	7.59%	16.70%	17.89%	13.86%	8.69%	7.40%	3.63%	6.66%
80.01 - 85.00	0.00%	0.00%	0.78%	0.59%	0.35%	0.19%	0.09%	0.32%	0.27%	0.03%	0.08%	0.00%	0.06%
85.01 - 90.00	0.00%	0.00%	0.03%	0.61%	0.65%	1.43%	1.33%	0.33%	0.48%	0.34%	0.18%	0.16%	0.18%
90.01 - 95.00	0.00%	0.00%	0.00%	1.40%	0.83%	0.53%	0.14%	0.06%	0.08%	0.00%	0.00%	0.00%	0.00%
95.01 - 100.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Total:	0.00%	0.70%	1.39%	3.44%	3.08%	10.49%	18.56%	18.96%	14.99%	9.51%	7.88%	3.87%	7.13%

3. ARM-Refi
ARM-Refi	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.01 - 65.00	0.00%	0.27%	0.15%	0.00%	0.46%	0.47%	0.46%	1.28%	0.22%	0.29%	0.00%	0.00%	0.00%
65.01 - 70.00	0.00%	1.06%	0.00%	0.18%	0.90%	1.76%	0.49%	1.53%	0.59%	0.00%	0.00%	0.00%	0.00%
70.01 - 75.00	0.00%	1.74%	1.07%	1.45%	0.52%	0.84%	2.83%	0.69%	1.08%	0.00%	0.00%	0.00%	0.97%
75.01 - 78.00	0.00%	0.54%	0.28%	0.00%	0.00%	0.34%	0.60%	0.00%	0.85%	0.00%	0.00%	0.00%	0.00%
78.01 - 80.00	0.00%	7.53%	3.53%	2.86%	2.64%	7.07%	4.80%	5.86%	7.47%	1.08%	1.51%	1.38%	0.00%
80.01 - 85.00	0.00%	1.47%	6.09%	2.08%	1.53%	0.59%	0.63%	1.02%	1.46%	0.00%	0.00%	0.00%	1.16%
85.01 - 90.00	0.00%	0.00%	0.00%	1.26%	0.63%	3.47%	1.05%	0.87%	2.20%	0.51%	0.00%	0.00%	0.00%
90.01 - 95.00	0.00%	0.00%	0.00%	1.92%	0.89%	0.45%	0.87%	0.21%	0.00%	0.00%	0.00%	0.00%	0.00%

Total:	0.00%	12.62%	11.11%	9.76%	7.57%	14.98%	11.73%	11.47%	13.87%	1.87%	1.51%	1.38%	2.13%

4. ARM-Cashout Refi
ARM-Cashout Refi	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.01 - 65.00	0.00%	1.44%	2.05%	1.43%	1.75%	1.86%	1.90%	0.68%	0.94%	0.55%	0.39%	0.13%	0.44%
65.01 - 70.00	0.07%	1.55%	0.79%	1.88%	1.62%	1.37%	1.05%	0.97%	0.89%	0.28%	0.29%	0.16%	0.08%
70.01 - 75.00	0.00%	1.99%	1.73%	1.85%	1.25%	2.26%	2.66%	1.46%	1.05%	0.80%	0.44%	0.16%	0.12%
75.01 - 78.00	0.00%	0.20%	0.39%	0.45%	0.27%	0.31%	0.40%	0.75%	0.42%	0.31%	0.10%	0.00%	0.06%
78.01 - 80.00	0.00%	3.15%	2.60%	2.80%	2.62%	5.02%	6.06%	5.13%	4.59%	3.41%	1.59%	0.45%	0.74%
80.01 - 85.00	0.00%	0.33%	1.50%	1.64%	1.59%	0.98%	0.71%	0.63%	0.20%	0.57%	0.13%	0.09%	0.07%
85.01 - 90.00	0.00%	0.00%	0.28%	0.25%	0.81%	1.23%	0.86%	1.60%	0.77%	1.02%	0.57%	0.19%	0.06%
90.01 - 95.00	0.00%	0.00%	0.00%	0.32%	0.74%	0.09%	0.12%	0.22%	0.05%	0.07%	0.06%	0.03%	0.06%
95.01 - 100.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Total:	0.07%	8.67%	9.33%	10.61%	10.65%	13.11%	13.78%	11.45%	8.91%	7.01%	3.56%	1.21%	1.64%

5. Fixed Purchase
Fixed Purchase	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.01 - 65.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.40%	0.12%	0.27%	0.00%	0.00%	0.00%	0.00%	0.00%
65.01 - 70.00	0.00%	0.32%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.46%	0.00%	0.00%	0.00%
70.01 - 75.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.18%	0.00%	0.00%	0.23%	0.00%	0.00%	0.00%	0.00%
75.01 - 78.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.11%	0.00%	0.00%	0.00%	0.00%
78.01 - 80.00	0.00%	0.14%	0.00%	0.00%	0.00%	2.16%	1.13%	1.50%	0.74%	1.38%	0.00%	0.18%	0.16%
85.01 - 90.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.12%	0.42%	0.17%	0.00%	0.00%	0.00%	0.19%
90.01 - 95.00	0.00%	0.00%	0.00%	0.00%	0.33%	0.07%	0.22%	0.53%	0.40%	0.00%	0.23%	0.00%	0.16%
95.01 - 100.00	0.00%	0.00%	0.00%	0.00%	0.00%	6.79%	18.21%	18.29%	13.47%	11.29%	8.67%	4.01%	6.95%

Total:	0.00%	0.46%	0.00%	0.00%	0.33%	9.61%	19.81%	21.01%	15.12%	13.13%	8.90%	4.19%	7.45%

6. Fixed-Refi
Fixed-Refi	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.01 - 65.00	0.00%	0.34%	0.00%	0.52%	0.00%	0.00%	0.00%	0.00%	1.24%	0.00%	1.50%	0.00%	1.05%
65.01 - 70.00	0.00%	0.00%	0.00%	0.00%	0.91%	0.38%	0.47%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
70.01 - 75.00	0.00%	1.02%	0.00%	0.00%	0.00%	0.00%	0.00%	0.79%	0.85%	1.26%	0.00%	0.60%	0.00%
78.01 - 80.00	0.00%	0.22%	0.00%	0.40%	0.91%	0.73%	0.71%	1.49%	0.42%	0.81%	0.00%	1.68%	0.00%
80.01 - 85.00	0.00%	0.32%	0.00%	0.00%	0.00%	0.00%	0.00%	1.58%	0.29%	0.00%	0.00%	0.00%	0.20%
85.01 - 90.00	0.00%	0.00%	0.00%	0.00%	0.00%	1.42%	2.24%	1.80%	1.05%	0.83%	0.78%	0.74%	0.43%
90.01 - 95.00	0.00%	0.00%	0.00%	0.00%	0.37%	0.73%	2.37%	3.11%	1.83%	0.60%	0.41%	0.00%	0.23%
95.01 - 100.00	0.00%	0.00%	0.00%	0.00%	0.00%	5.21%	14.19%	12.98%	13.73%	8.04%	1.88%	1.89%	2.44%

Total:	0.00%	1.91%	0.00%	0.92%	2.18%	8.47%	19.98%	21.76%	19.42%	11.54%	4.57%	4.91%	4.35%

7. Fixed-Cashout Refi
Fixed-Cashout Refi	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.01 - 65.00	0.00%	0.37%	0.83%	0.98%	1.94%	4.73%	1.44%	1.48%	1.24%	3.14%	3.36%	1.25%	3.76%
65.01 - 70.00	0.00%	0.08%	0.10%	1.68%	0.46%	2.22%	0.10%	3.27%	1.88%	1.00%	0.79%	1.30%	0.90%
70.01 - 75.00	0.00%	0.39%	0.15%	0.49%	1.19%	0.52%	2.36%	0.99%	1.11%	0.37%	5.08%	1.28%	1.08%
75.01 - 78.00	0.00%	0.00%	0.25%	0.00%	0.00%	0.38%	0.00%	0.00%	0.00%	0.41%	0.00%	0.00%	0.91%
78.01 - 80.00	0.00%	0.38%	0.41%	1.45%	2.00%	4.13%	3.19%	3.54%	3.91%	5.58%	2.73%	1.49%	1.96%
80.01 - 85.00	0.00%	0.00%	0.43%	0.00%	0.44%	0.82%	0.30%	1.17%	0.00%	0.00%	0.31%	0.55%	0.00%
85.01 - 90.00	0.00%	0.00%	0.00%	0.19%	0.21%	0.18%	0.62%	0.05%	0.46%	0.15%	0.00%	0.54%	0.39%
90.01 - 95.00	0.00%	0.00%	0.00%	0.00%	0.33%	0.00%	0.32%	0.19%	0.14%	0.08%	0.00%	0.08%	0.00%
95.01 - 100.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.67%	1.48%	1.27%	0.84%	1.19%	0.15%	0.28%	0.16%

Total:	0.00%	1.22%	2.17%	4.78%	6.56%	13.64%	9.82%	11.97%	9.58%	11.91%	12.41%	6.76%	9.16%

8. ARM-Owner Occupied
ARM-Owner Occupied	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.01 - 65.00	0.00%	0.78%	1.19%	0.85%	1.04%	1.14%	1.11%	0.45%	0.48%	0.28%	0.17%	0.09%	0.24%
65.01 - 70.00	0.04%	1.01%	0.44%	1.01%	1.00%	0.87%	0.66%	0.61%	0.54%	0.16%	0.16%	0.04%	0.07%
70.01 - 75.00	0.00%	1.30%	0.96%	1.06%	0.75%	1.31%	1.66%	0.95%	0.65%	0.42%	0.29%	0.09%	0.15%
75.01 - 78.00	0.00%	0.15%	0.24%	0.28%	0.14%	0.25%	0.31%	0.39%	0.31%	0.31%	0.06%	0.00%	0.05%
78.01 - 80.00	0.00%	2.29%	1.86%	1.93%	1.97%	6.34%	10.43%	10.38%	8.43%	5.38%	3.93%	1.75%	3.05%
80.01 - 85.00	0.00%	0.27%	1.51%	1.28%	1.13%	0.64%	0.48%	0.51%	0.27%	0.33%	0.10%	0.05%	0.12%
85.01 - 90.00	0.00%	0.00%	0.17%	0.46%	0.74%	1.44%	0.93%	1.00%	0.64%	0.71%	0.30%	0.10%	0.11%
90.01 - 95.00	0.00%	0.00%	0.00%	0.86%	0.81%	0.29%	0.15%	0.16%	0.06%	0.04%	0.04%	0.02%	0.04%
95.01 - 100.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Total:	0.04%	5.79%	6.37%	7.73%	7.57%	12.28%	15.73%	14.43%	11.38%	7.62%	5.06%	2.15%	3.83%

9. ARM-Investor
ARM-Investor	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.01 - 65.00	0.00%	0.97%	0.00%	0.00%	0.46%	4.59%	1.05%	1.44%	3.55%	1.82%	1.74%	0.55%	0.26%
65.01 - 70.00	0.00%	0.97%	0.52%	4.85%	0.00%	0.22%	0.00%	1.15%	0.00%	0.00%	0.00%	1.61%	0.95%
70.01 - 75.00	0.00%	0.00%	3.43%	0.82%	0.00%	2.20%	1.51%	0.48%	0.48%	2.39%	0.00%	0.00%	0.00%
75.01 - 78.00	0.00%	0.00%	0.00%	0.00%	0.30%	0.00%	0.00%	2.78%	2.05%	0.72%	0.00%	0.00%	0.00%
78.01 - 80.00	0.00%	0.00%	0.24%	1.49%	2.75%	0.00%	4.45%	4.19%	8.05%	6.12%	3.23%	1.05%	3.58%
80.01 - 85.00	0.00%	0.00%	0.00%	0.38%	0.57%	1.11%	0.00%	1.26%	0.55%	0.40%	0.00%	0.00%	0.00%
85.01 - 90.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	3.54%	3.53%	4.07%	1.48%	3.22%	0.89%	0.00%
90.01 - 95.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Total:	0.00%	1.94%	4.19%	7.54%	4.08%	8.12%	10.54%	14.83%	18.75%	12.92%	8.19%	4.10%	4.80%

10. ARM-Second Home
ARM-Second Home	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.01 - 65.00	0.00%	4.41%	2.97%	2.01%	0.00%	4.86%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
65.01 - 70.00	0.00%	0.00%	1.79%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
70.01 - 75.00	0.00%	0.00%	0.00%	6.80%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
75.01 - 78.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	6.07%	0.00%	0.00%
78.01 - 80.00	0.00%	7.16%	0.00%	0.00%	7.73%	4.38%	1.65%	10.83%	5.67%	2.00%	0.00%	4.31%	0.00%
80.01 - 85.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	2.68%	0.00%	0.00%	0.00%	0.00%
85.01 - 90.00	0.00%	0.00%	0.00%	0.00%	3.40%	4.25%	8.31%	0.00%	0.00%	0.00%	0.00%	6.28%	0.00%
90.01 - 95.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	2.45%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Total:	0.00%	11.57%	4.77%	8.80%	11.13%	13.49%	12.42%	10.83%	8.35%	2.00%	6.07%	10.58%	0.00%

11. Fixed-Owner Occupied
Fixed-Owner Occupied	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.01 - 65.00	0.00%	0.20%	0.31%	0.45%	0.72%	1.87%	0.54%	0.55%	0.68%	1.05%	1.51%	0.46%	1.40%
65.01 - 70.00	0.00%	0.18%	0.04%	0.63%	0.33%	0.89%	0.12%	0.88%	0.70%	0.59%	0.29%	0.48%	0.34%
70.01 - 75.00	0.00%	0.33%	0.05%	0.18%	0.44%	0.28%	0.88%	0.23%	0.67%	0.36%	1.89%	0.58%	0.40%
75.01 - 78.00	0.00%	0.00%	0.09%	0.00%	0.00%	0.14%	0.00%	0.00%	0.05%	0.15%	0.00%	0.00%	0.34%
78.01 - 80.00	0.00%	0.25%	0.15%	0.61%	0.90%	2.57%	1.77%	2.18%	1.88%	2.75%	1.02%	0.93%	0.80%
80.01 - 85.00	0.00%	0.06%	0.16%	0.00%	0.16%	0.30%	0.11%	0.71%	0.05%	0.00%	0.12%	0.20%	0.04%
85.01 - 90.00	0.00%	0.00%	0.00%	0.07%	0.08%	0.32%	0.68%	0.53%	0.43%	0.20%	0.14%	0.33%	0.31%
90.01 - 95.00	0.00%	0.00%	0.00%	0.00%	0.34%	0.16%	0.64%	0.87%	0.56%	0.13%	0.18%	0.03%	0.11%
95.01 - 100.00	0.00%	0.00%	0.00%	0.00%	0.00%	4.34%	11.57%	11.31%	9.03%	7.14%	4.45%	2.31%	3.74%

Total:	0.00%	1.01%	0.81%	1.94%	2.98%	10.87%	16.30%	17.27%	14.05%	12.36%	9.59%	5.34%	7.48%

12. Fixed-Non-Owner Occupied
Fixed-Non-Owner Occupied	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.01 - 65.00	0.00%	0.00%	0.00%	0.00%	0.00%	5.08%	3.56%	7.93%	0.00%	7.54%	0.00%	0.00%	11.72%
65.01 - 70.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	21.34%	0.00%	0.00%	0.00%	0.00%	0.00%
70.01 - 75.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	17.38%	0.00%	0.00%	0.00%	0.00%	0.00%
78.01 - 80.00	0.00%	0.00%	0.00%	0.00%	0.00%	6.86%	4.60%	6.55%	0.00%	7.44%	0.00%	0.00%	0.00%

Total:	0.00%	0.00%	0.00%	0.00%	0.00%	11.94%	8.16%	53.20%	0.00%	14.98%	0.00%	0.00%	11.72%

13. Fixed-Second Home
Fixed-Second Home	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.01 - 65.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
78.01 - 80.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
90.01 - 95.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Total:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

14. ARM-Full Doc
ARM-Full Doc	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.01 - 65.00	0.00%	0.92%	1.25%	0.62%	1.17%	1.30%	1.24%	0.46%	0.42%	0.33%	0.14%	0.11%	0.15%
65.01 - 70.00	0.00%	0.90%	0.31%	1.31%	1.13%	1.25%	0.79%	0.80%	0.57%	0.18%	0.21%	0.09%	0.14%
70.01 - 75.00	0.00%	1.01%	0.84%	1.16%	0.53%	1.54%	1.74%	1.27%	0.58%	0.50%	0.08%	0.10%	0.06%
75.01 - 78.00	0.00%	0.24%	0.17%	0.43%	0.21%	0.41%	0.30%	0.57%	0.42%	0.26%	0.05%	0.00%	0.02%
78.01 - 80.00	0.00%	2.65%	2.02%	2.10%	1.88%	9.78%	8.96%	7.09%	7.39%	3.38%	2.60%	1.30%	1.77%
80.01 - 85.00	0.00%	0.47%	1.64%	1.61%	1.63%	0.63%	0.58%	0.26%	0.34%	0.44%	0.14%	0.00%	0.07%
85.01 - 90.00	0.00%	0.00%	0.32%	0.78%	1.36%	1.30%	1.16%	1.30%	0.93%	0.48%	0.54%	0.16%	0.14%
90.01 - 95.00	0.00%	0.00%	0.00%	1.60%	1.47%	0.54%	0.27%	0.30%	0.12%	0.07%	0.07%	0.03%	0.07%
95.01 - 100.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Total:	0.00%	6.20%	6.55%	9.60%	9.38%	16.73%	15.05%	12.05%	10.77%	5.64%	3.81%	1.80%	2.41%

15. ARM-Limited

ARM-Limited	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
75.01 - 78.00	0.00%	0.00%	27.29%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
78.01 - 80.00	0.00%	0.00%	0.00%	0.00%	0.00%	41.65%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
80.01 - 85.00	0.00%	0.00%	14.99%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
85.01 - 90.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	16.07%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Total:	0.00%	0.00%	42.28%	0.00%	0.00%	41.65%	16.07%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

16. ARM-No/Stated Doc

ARM-No Stated Doc	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.01 - 65.00	0.00%	0.69%	1.08%	1.07%	0.85%	1.23%	0.95%	0.50%	0.71%	0.31%	0.30%	0.10%	0.35%
65.01 - 70.00	0.08%	1.12%	0.60%	0.92%	0.79%	0.42%	0.47%	0.42%	0.47%	0.13%	0.11%	0.09%	0.06%
70.01 - 75.00	0.00%	1.51%	1.24%	1.04%	0.93%	1.11%	1.55%	0.56%	0.69%	0.44%	0.50%	0.08%	0.25%
75.01 - 78.00	0.00%	0.03%	0.14%	0.09%	0.08%	0.06%	0.30%	0.33%	0.30%	0.39%	0.15%	0.00%	0.07%
78.01 - 80.00	0.00%	1.86%	1.56%	1.70%	2.21%	2.03%	11.58%	13.61%	9.54%	7.55%	5.29%	2.24%	4.42%
80.01 - 85.00	0.00%	0.03%	1.18%	0.87%	0.54%	0.67%	0.33%	0.82%	0.25%	0.21%	0.06%	0.10%	0.17%
85.01 - 90.00	0.00%	0.00%	0.00%	0.08%	0.07%	1.57%	0.86%	0.81%	0.53%	1.00%	0.22%	0.18%	0.07%
90.01 - 95.00	0.00%	0.00%	0.00%	0.00%	0.05%	0.00%	0.06%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Total:	0.08%	5.25%	5.81%	5.77%	5.52%	7.09%	16.10%	17.05%	12.49%	10.02%	6.64%	2.79%	5.38%

17. Fixed-Full Doc

Fixed-Full Doc	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.01 - 65.00	0.00%	0.23%	0.44%	0.63%	0.33%	2.63%	0.84%	0.92%	1.02%	1.21%	2.36%	0.45%	2.45%
65.01 - 70.00	0.00%	0.25%	0.06%	1.04%	0.46%	1.07%	0.20%	1.05%	0.00%	0.14%	0.24%	0.59%	0.56%
70.01 - 75.00	0.00%	0.54%	0.09%	0.00%	0.74%	0.46%	1.27%	0.62%	0.58%	0.60%	1.43%	0.97%	0.67%
75.01 - 78.00	0.00%	0.00%	0.15%	0.00%	0.00%	0.23%	0.00%	0.00%	0.00%	0.26%	0.00%	0.00%	0.31%
78.01 - 80.00	0.00%	0.36%	0.25%	0.82%	1.29%	4.07%	1.83%	3.45%	2.90%	3.82%	1.69%	1.47%	1.21%
80.01 - 85.00	0.00%	0.09%	0.27%	0.00%	0.27%	0.51%	0.00%	0.96%	0.06%	0.00%	0.19%	0.34%	0.06%
85.01 - 90.00	0.00%	0.00%	0.00%	0.12%	0.13%	0.44%	0.77%	0.60%	0.32%	0.19%	0.09%	0.49%	0.33%
90.01 - 95.00	0.00%	0.00%	0.00%	0.00%	0.57%	0.27%	0.42%	0.64%	0.46%	0.10%	0.00%	0.05%	0.00%
95.01 - 100.00	0.00%	0.00%	0.00%	0.00%	0.00%	7.16%	8.54%	6.93%	6.18%	4.65%	3.00%	1.27%	2.32%

Total:	0.00%	1.47%	1.27%	2.60%	3.78%	16.84%	13.87%	15.16%	11.52%	10.96%	9.00%	5.62%	7.90%

18. Fixed-Limited Doc
Fixed-Limited Doc	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
78.01 - 80.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	100.00%	0.00%	0.00%	0.00%

Total:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	100.00%	0.00%	0.00%	0.00%

19. Stated Doc
Fixed-No
Stated Doc	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.01 - 65.00	0.00%	0.15%	0.10%	0.19%	1.26%	0.90%	0.21%	0.30%	0.16%	1.06%	0.22%	0.47%	0.28%
65.01 - 70.00	0.00%	0.07%	0.00%	0.00%	0.12%	0.60%	0.00%	1.42%	1.69%	1.22%	0.37%	0.31%	0.00%
70.01 - 75.00	0.00%	0.00%	0.00%	0.44%	0.00%	0.00%	0.29%	0.32%	0.79%	0.00%	2.48%	0.00%	0.00%
75.01 - 78.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.13%	0.00%	0.00%	0.00%	0.37%
78.01 - 80.00	0.00%	0.08%	0.00%	0.29%	0.31%	0.56%	1.79%	0.50%	0.31%	1.09%	0.00%	0.12%	0.18%
80.01 - 85.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.27%	0.33%	0.04%	0.00%	0.00%	0.00%	0.00%
85.01 - 90.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.12%	0.53%	0.41%	0.59%	0.21%	0.21%	0.09%	0.27%
90.01 - 95.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.94%	1.17%	0.69%	0.17%	0.43%	0.00%	0.28%
95.01 - 100.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.09%	15.55%	17.29%	12.85%	10.51%	6.39%	3.76%	5.67%

Total:	0.00%	0.30%	0.10%	0.91%	1.70%	2.27%	19.58%	21.75%	17.24%	14.26%	10.10%	4.75%	7.05%

20. ARM-Interest Only
ARM-Interest Only	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.01 - 65.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.11%	0.71%	0.11%	0.30%	0.51%	0.00%	0.44%	0.23%
65.01 - 70.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.24%	0.54%	0.46%	0.66%	0.72%	0.00%	0.22%	0.13%
70.01 - 75.00	0.00%	0.00%	0.00%	0.00%	0.11%	0.63%	0.99%	0.78%	0.87%	0.41%	0.18%	0.20%	0.34%
75.01 - 78.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.42%	0.00%	0.54%	0.39%	0.85%	0.00%	0.00%	0.00%
78.01 - 80.00	0.00%	0.00%	0.00%	0.24%	0.00%	7.56%	9.40%	13.41%	15.86%	11.19%	9.26%	5.28%	8.68%
80.01 - 85.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.36%	0.15%	0.20%	0.51%	0.29%	0.00%	0.00%
85.01 - 90.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.74%	0.66%	1.60%	0.45%	1.31%	0.57%	0.20%	0.00%

Total:	0.00%	0.00%	0.00%	0.24%	0.11%	9.71%	12.65%	17.05%	18.73%	15.50%	10.29%	6.35%	9.37%

21. Modular Housing

No Modular

Disclaimer

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

IO pool

Geographic Distribution	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance
Arizona	5	1,038,849.99	0.81
California	126	45,144,238.39	35.19
Colorado	1	140,000.00	0.11
Connecticut	9	1,662,959.97	1.30
Florida	181	41,039,587.55	31.99
Georgia	12	1,573,389.98	1.23
Kentucky	1	121,600.00	0.09
Maryland	22	6,233,858.30	4.86
Massachusetts	9	2,204,619.97	1.72
Michigan	4	679,399.98	0.53
Minnesota	3	589,519.99	0.46
Missouri	1	91,000.00	0.07
Nevada	8	1,701,720.00	1.33
New Hampshire	2	390,000.00	0.30
New Jersey	18	6,245,667.97	4.87
New York	9	2,680,906.64	2.09
North Carolina	7	817,418.88	0.64
Ohio	7	961,685.09	0.75
Oklahoma	5	698,395.98	0.54
Oregon	9	1,740,291.98	1.36
Pennsylvania	5	846,000.00	0.66
Rhode Island	4	867,999.99	0.68
Texas	17	3,018,079.44	2.35
Utah	3	484,496.00	0.38
Virginia	15	3,944,539.87	3.07
Washington	12	3,221,592.00	2.51
Wisconsin	1	159,920.00	0.12

Total:	496	128,297,737.96	100.00

ARM Loans

Geographic Distribution	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance
Arizona	105	19,222,935.70	2.88
California	503	148,839,322.24	22.33
Colorado	21	3,626,773.98	0.54
Connecticut	47	8,664,893.61	1.30
Delaware	13	2,060,938.38	0.31
Florida	922	175,067,047.93	26.26
Georgia	111	15,914,021.04	2.39
Hawaii	1	224,764.16	0.03
Illinois	13	1,424,652.25	0.21
Indiana	6	686,792.90	0.10
Iowa	3	311,664.31	0.05
Kansas	11	1,154,016.83	0.17
Kentucky	7	864,859.32	0.13
Louisiana	5	666,490.09	0.10
Maine	2	225,262.12	0.03
Maryland	120	26,408,751.49	3.96
Massachusetts	48	11,148,878.29	1.67
Michigan	48	6,160,253.26	0.92
Minnesota	24	4,059,071.15	0.61
Mississippi	3	348,491.83	0.05
Missouri	42	4,351,119.06	0.65
Nevada	56	10,752,474.14	1.61
New Hampshire	9	1,634,342.14	0.25
New Jersey	189	45,518,865.12	6.83
New Mexico	1	174,070.63	0.03
New York	150	39,470,721.33	5.92
North Carolina	55	8,045,501.63	1.21
Ohio	87	9,725,111.59	1.46
Oklahoma	48	5,383,127.41	0.81
Oregon	52	8,871,263.85	1.33
Pennsylvania	44	5,003,098.77	0.75
Rhode Island	27	5,812,232.30	0.87
South Carolina	33	4,169,433.00	0.63
Tennessee	64	5,800,675.57	0.87
Texas	410	44,724,854.08	6.71
Utah	22	3,051,713.51	0.46
Virginia	101	20,991,094.10	3.15
Washington	64	12,406,111.02	1.86
West Virginia	2	338,814.43	0.05
Wisconsin	27	3,355,524.37	0.50

Total:	3,496	666,660,028.93	100.00

Fixed Loans

Geographic Distribution	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance
Arizona	29	2,673,356.24	2.26
California	210	20,241,458.73	17.11
Colorado	12	694,356.00	0.59
Connecticut	26	2,414,586.34	2.04
Delaware	4	286,392.16	0.24
Florida	433	28,580,003.12	24.16
Georgia	96	4,256,356.62	3.60
Hawaii	1	78,411.93	0.07
Idaho	3	152,717.17	0.13
Illinois	6	371,595.58	0.31
Indiana	7	204,118.81	0.17
Kansas	9	549,526.82	0.46
Kentucky	1	58,113.06	0.05
Louisiana	7	336,538.27	0.28
Maryland	39	2,462,850.25	2.08
Massachusetts	30	2,719,942.08	2.30
Michigan	25	1,173,579.65	0.99
Minnesota	6	685,187.56	0.58
Mississippi	2	93,097.48	0.08
Missouri	18	839,001.91	0.71
Nebraska	1	16,558.48	0.01
Nevada	26	2,547,998.56	2.15
New Hampshire	3	153,420.87	0.13
New Jersey	49	5,606,739.17	4.74
New York	84	11,361,687.37	9.60
North Carolina	41	1,608,243.98	1.36
Ohio	58	2,388,488.59	2.02
Oklahoma	41	1,497,167.25	1.27
Oregon	23	1,399,166.93	1.18
Pennsylvania	13	642,937.23	0.54
Rhode Island	16	974,957.69	0.82
South Carolina	22	863,311.07	0.73
South Dakota	1	151,613.56	0.13
Tennessee	22	1,029,796.21	0.87
Texas	270	11,615,260.84	9.82
Utah	19	1,107,614.67	0.94
Virginia	37	3,177,653.72	2.69
Washington	36	3,069,463.04	2.59
Wisconsin	5	208,116.58	0.18
Wyoming	1	27,449.93	0.02

Total:	1,732	118,318,835.52	100.00

Disclaimer

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

All ARM Loans indexed to 6 mo LIBOR

FBRSI 2005-5 Replines	Percent of Deal	Interest Rate	Gross Margin	Maximum Mortgage	Initial Periodic Cap	Subsequent Cap	Minimum Mortgage	Mortgage Rate Adjustment Frequency (in Months)	Prepay Term	FICO	LTV	IO Term
ARM 2/28 - Prepay Term: 0	15.61	7.970	5.770	13.970	2.052	1.000	7.970	6	0	585	75.57	0
ARM 2/28 - Prepay Term: 12	0.96	7.348	5.634	13.326	2.000	1.000	7.326	6	12	618	76.03	0
ARM 2/28 - Prepay Term: 24	33.46	7.419	5.730	13.419	2.048	1.000	7.419	6	24	594	77.78	0
ARM 2/28 - Prepay Term: 36	0.11	7.718	5.727	13.718	2.000	1.000	7.718	6	36	612	78.29	0
ARM 2/28 - 60 mo. IO - Prepay Term: 0	2.75	6.981	5.531	12.981	2.186	1.000	6.981	6	0	654	78.67	60
ARM 2/28 - 60 mo. IO - Prepay Term: 12	0.15	6.470	5.576	12.470	2.170	1.000	6.470	6	12	684	80.00	60
ARM 2/28 - 60 mo. IO - Prepay Term: 24	10.53	6.746	5.516	12.746	2.110	1.000	6.746	6	24	654	79.48	60
ARM 2/28 - 60 mo. IO - Prepay Term: 36	0.04	5.650	5.500	11.650	2.000	1.000	5.650	6	36	706	80.00	60
ARM 2/28 - Balloon 40/30 - Prepay Term: 0	1.41	7.080	5.529	13.080	2.000	1.000	7.080	6	0	630	76.68	0
ARM 2/28 - Balloon 40/30 - Prepay Term: 12	0.21	7.294	5.500	13.294	2.000	1.000	7.294	6	12	634	81.90	0
ARM 2/28 - Balloon 40/30 - Prepay Term: 24	6.52	6.483	5.506	12.483	2.029	1.000	6.483	6	24	635	76.86	0
ARM 3/27 - Prepay Term: 0	0.39	8.192	5.783	14.192	2.153	1.000	8.192	6	0	578	71.58	0
ARM 3/27 - Prepay Term: 12	0.05	6.650	5.500	12.650	2.000	1.000	6.650	6	12	647	70.00	0
ARM 3/27 - Prepay Term: 24	0.02	5.900	5.500	11.900	2.000	1.000	5.900	6	24	687	80.00	0
ARM 3/27 - Prepay Term: 36	0.67	6.979	5.695	12.979	2.173	1.000	6.979	6	36	614	74.20	0
ARM 3/27 - 60 mo. IO - Prepay Term: 0	0.11	6.961	5.500	12.961	2.429	1.000	6.961	6	0	643	80.00	60
ARM 3/27 - 60 mo. IO - Prepay Term: 24	0.11	6.424	5.500	12.424	2.000	1.000	6.424	6	24	654	78.33	60
ARM 3/27 - 60 mo. IO - Prepay Term: 36	0.23	6.594	5.500	12.594	2.112	1.000	6.594	6	36	634	80.63	60
ARM 3/27 - Balloon 40/30 - Prepay Term: 0	0.13	7.694	5.500	13.694	2.000	1.000	7.694	6	0	631	77.78	0
ARM 3/27 - Balloon 40/30 - Prepay Term: 36	0.17	6.838	5.500	12.838	2.000	1.000	6.838	6	36	613	75.64	0
ARM 5/25 - Prepay Term: 0	3.15	7.329	5.636	12.329	5.000	1.000	7.329	6	0	610	77.77	0
ARM 5/25 - Prepay Term: 12	0.13	6.934	5.500	11.934	5.000	1.000	6.934	6	12	610	78.44	0
ARM 5/25 - Prepay Term: 24	0.33	6.771	5.548	11.771	5.000	1.000	6.771	6	24	619	78.51	0
ARM 5/25 - Prepay Term: 36	3.64	7.004	5.632	12.004	5.000	1.000	7.004	6	36	620	76.42	0
ARM 5/25 - 60 mo. IO - Prepay Term: 0	0.74	6.624	5.536	11.624	5.000	1.000	6.624	6	0	643	76.89	60
ARM 5/25 - 60 mo. IO - Prepay Term: 24	0.24	6.398	5.588	11.398	5.000	1.000	6.398	6	24	649	74.97	60
ARM 5/25 - 60 mo. IO - Prepay Term: 36	1.45	6.491	5.557	11.491	5.000	1.000	6.491	6	36	660	78.13	60
ARM 5/25 - Balloon 40/30 - Prepay Term: 0	0.57	6.628	5.500	11.628	5.000	1.000	6.628	6	0	633	79.74	0
ARM 5/25 - Balloon 40/30 - Prepay Term: 12	0.03	6.640	5.500	11.640	5.000	1.000	6.640	6	12	620	49.50	0
ARM 5/25 - Balloon 40/30 - Prepay Term: 24	0.05	6.875	5.500	11.875	5.000	1.000	6.875	6	24	650	80.00	0
ARM 5/25 - Balloon 40/30 - Prepay Term: 36	0.98	6.198	5.500	11.198	5.000	1.000	6.198	6	36	653	73.92	0

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.